Exhibit 4.4

Multi Packaging Solutions International Limited MPSX COMMON SHARES INCORPORATED UNDER THE LAWS OF BERMUDA CUSIP G6331W 10 9 SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT IS THE RECORD HOLDER OF SPECIMEN Multi Packaging Solutions International Limited FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $1.00 PAR VALUE, OF transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Company and the facsimile signature of its duly authorized officer. Dated: CHIEF EXECUTIVE OFFICER COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER TRUST& COMPANY, LLC (Brooklyn, NY) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT– Custodian TEN ENT – as tenants by the entireties (Cust) (Minor) JT TEN – as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act in common (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Common Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed By SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK) OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.